UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On January 20, 2015, Life Partners Holdings, Inc. (the “Company”), parent company of Life Partners, Inc., filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). The Company will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Company’s primary operating subsidiary, Life Partners, Inc., will continue to operate as a life settlement provider.

On January 20, 2015, the Company issued a press release relating to the filing, a copy of which is attached hereto as Exhibit 99.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 20, 2015, Nasdaq notified the Company that, after reviewing the press release discussed under Item 1.03 above and such other information as is publicly available regarding the Company’s voluntary filing for relief under the Bankruptcy Code, in accordance with Listing Rules 5101 and 5110(b) and IM-5101-1, it has determined that the Company’s securities will be delisted from the Nasdaq Stock Market. The determination was based on:

•	the Company’s voluntary filing for relief under the Bankruptcy Code and the public interest concerns raised by it;
•	concerns regarding the residual equity interest of the existing listed securities holders; and
•	concerns about the Company’s ability to sustain compliance with all requirements for continued listing on the Nasdaq Stock Market.

Unless the Company requests an appeal of this determination, trading of the Company’s common stock will be suspended at the opening of business on January 29, 2015, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company may appeal Nasdaq’s determination, and a hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending Nasdaq’s decision. The Company currently plans to appeal Nasdaq’s determination; however, there can be no assurance that the Company will be successful in its appeal or will be able to regain compliance with applicable Nasdaq Listing Rules. If the Company is not successful in this regard, the Company’s securities may be immediately eligible to be quoted on the OTC Bulletin Board (the “OTCBB”) or in the “Pink Sheets.” To be quoted on the OTCBB or the Pink Sheets, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. If the Company’s securities are delisted from Nasdaq, there can be no assurance that a market maker will apply to quote the Company’s common stock or that the Company’s common stock will become eligible for the OTCBB or the Pink Sheets.

On January 26, 2015, the Company issued a press release relating to the notice, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 20, 2015

99.2	Press Release, dated January 26, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: January 26, 2014	By:	/s/ Colette Pieper
Colette Pieper Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 20, 2015

99.2	Press Release, dated January 26, 2015